                                 ANNUAL REPORT

                                October 31, 2000


                             The Tocqueville Trust
                                  Mutual Funds

                              The Tocqueville Fund

                      The Tocqueville Small Cap Value Fund

                    The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                                     [LOGO]
                                  Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Tocqueville Shareholder,

  By and large, the year 2000 was a successful one for the Tocqueville family of funds.

  In the United States, the bursting of the speculative bubble in high-tech stocks, around the middle of our fiscal year, brought to light the undervalua-tion of a majority of other equities, which became the receptacle for monies seeking sanity, if not guaranteed safety. As a result, both the Tocqueville Fund and the Tocqueville Small Cap Value Fund did particularly well in the sec-ond half of the year, just as the collapse of previous stock market favorites began gaining momentum.

  The Tocqueville International Value Fund continued to suffer from the relent-less rise of the US dollar. In addition, the fund's relatively high exposure to small, value companies in several emerging markets left many of its holdings outside the mainstream of large international capital flows. Nevertheless, it, too, began to notice a renewed interest in value by international investors, which makes us cautiously optimistic for the coming year.

  Finally, in a very difficult market for gold equities, which also suffered from the idolization of the dollar by global investors, the Tocqueville Gold Fund outperformed its benchmark index by a significant margin.

  The coming year will present a challenge for all investors, because it is likely to mark a break with the trends that have characterized the bull markets of recent years--high GDP growth; subdued inflation; large gains in productiv-ity and record profit margins; and an apparently unstoppable dollar. With a likely reversal in several of the trends that have underlined the growth and profit performances of companies in recent years, it is important to identify stocks that are likely to provide insurance against negative surprises. This involves a fresh look at both share valuations and fundamental company pros-pects, two areas that have kept our managers and analysts busy in recent weeks.

  With our best wishes in the coming year ahead.

Respectfully,

Francois Sicart
Chairman, Tocqueville Trust

The Tocqueville Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Fiscal 2000 will be remembered by mutual fund investors as perhaps the most volatile twelve months in the history of investing. Not only did the markets soar to unprecedented heights in the first five months of the fiscal year, only to crash by almost 50% in the months that followed. The period also saw daily volatility that had never been seen before in modern financial circles. Eight out of the top ten percentage daily gains or losses in the history of the Nasdaq composite index occurred in the twelve-month period ended October 31, 2000. Nor does this tell the whole story. During this time period a number of technology and internet stocks catapulted to valuations in the tens of billions of dollars, far larger than all but the very largest "old economy" companies, only to return to hat size prices (at best) by the end of the period. Obvi-ously, this was not a year for the faint of heart.

  During this extraordinary period the Tocqueville Fund registered a solid per-formance, gaining 9.9% while the S&P 500, the index against which we are most often compared, was up 6.1%.

  Although the fund's contarian value style served shareholders well over the period, it was, ironically, our position in two long held technology oriented equities that provide most of the good relative performance. Adobe Systems, a leading software company and our largest position for much of the period, con-tributed almost half of our positive results. 3Com spin-off, Palm computer, maker of the popular Palm Pilot, also was a significant contributor to our re-sults. Both of these equities were purchased in prior years at cheap valua-tions, which gave no credit for emerging products that the companies had under development. When we can purchase quality technology companies at value prices we have no problem doing so. For much of the past couple of years that has not been an easy task. Other large winners for the fund were more traditional value names like Allstate, Boeing, and Citigroup all of whom added more than 1% to the fund's returns. On the negative side, the fund's biggest loser was AT&T, which cost the find just over 2% in performance. We have just recently turned more positive on the company and have begun adding to the fund's position. Also impairing the fund's performance were two long time holdings, Burlington Indus-tries and Kmart, which combined deducted just over 3% to our annual perfor-mance. Negative developments at these companies convinced us to liquidate these positions by the end of the year, but not before much damage had been done.

  Looking ahead, we see the turn in investor sentiments toward value investing that began this year to continue for the foreseeable future. Sadder but wiser, most investors will either remain on the sidelines or be far more skeptical of the wild promises for huge gains than they were at the start of fiscal 2000. Rather we expect to see a period in which investors will value a company's cur-rent earnings, cash flow and dividends more highly than in the past and dis-count more heavily future prospects. Under these conditions we hope to continue to generate for our investors steady returns and low volatility. Investing for the long term alongside our fellow shareholders, we are pleased that the mad-ness of the past few years has come to an end. In the years ahead, we are con-fident that value investing will reassert itself as the safest and most sensi-ble way to participate in equity markets.

  As ever, we thank you for your continued support.

Robert Kleinschmidt
Portfolio Manager

                             The Tocqueville Fund
                                  [LINE GRAPH]

                    Tocqueville
                       Fund         Tocqueville
                 (Net Asset Value)  Fund (Load)     S&P 500
                 -----------------  -----------     -------
10/31/90               10,000           9,600        10,000
10/31/91               11,770           11,299       13,350
10/31/92               13,527           12,986       14,680
10/31/93               16,732           16,063       16,873
10/31/94               18,020           17,299       17,526
10/31/95               20,905           20,069       22,160
10/31/96               25,647           24,621       27,500
10/31/97               34,484           33,105       36,330
10/31/98               32,902           31,585       44,319
10/31/99               37,070           35,587       55,696
10/31/00               40,748           39,118       59,088


This chart assumes an initial investment of $10,000 made on 10/31/90. Perfor-mance reflects fee waivers in effect. In the absence of fee waivers, total re-turn would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future perfor-mance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------

                                     1                   10
                                   Year  3 Year 5 Year  Year
-------------------------------------------------------------
Tocqueville Fund--Net Asset Value  9.92% 5.72%  14.28% 15.08%
Tocqueville Fund--Load             5.53% 4.29%  13.34% 14.61%
Standard & Poor's 500 Stock Index  6.09% 16.15% 20.94% 18.71%

-------------------------------------------------------------------------------

The Tocqueville Small Cap Value Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  I am pleased to report that the Tocqueville Small Cap Value Fund has contin-ued its excellent performance. For the fiscal year ended October 31, 2000 your portfolio of value stocks posted a 28.63% increase in Net Asset Value to $17.51 per share. These excellent results in an admittedly very difficult general mar-ket environment are well above the 17.41% return of the Russell 2000 Index, which is the most widely accepted benchmark for small cap stocks. The Fund's 17.64% annualized return since inception has remained consistently above the comparable 13.63% return of that index. While our value-based investment strat-egy is not necessarily to outperform any index, I will nevertheless try my best to maintain that performance in the future.

Dividends Declared

  Shareholders of the Fund on the record date of December 11, 2000 received long-term and short-termcapital gains distributions of $1.71 and $1.61 per share, respectively. The reasons behind these large capital gains distributions partly mirror our good returns. In addition, we were forced to liquidate 7 of our 34 starting positions, because these out-of-favor value-stocks were ac-quired as the year progressed. Lastly, we also made some well-timed sales as we started to position the portfolio for a more tepid economy and a possibly dif-ferent market environment in 2001.

Cautious Optimism Maintained

  As other investors liquidated their old economy investments during the recent absurd phase of earnings momentum investing, we started to find irresistible good values in these sectors. As a result, we have recently emphasized more traditional old-economy sectors with solid long-term fundamentals at the ex-pense of growth and technology. Overall, I remain cautiously optimistic, and fully invested. Compared to where we stood a year ago, I would summarize changes to my investment positioning strategy for the year 2001 as follows:

    First, we completely eliminated the Fund's exposure to precious metals, cut in half its exposure to specialty chemicals, and sharply reduced the Fund's exposure to personnel and business services. These declined from 32% to 4% of assets. Also eliminated from the portfolio were technology stocks where valuations seemed to have moved far ahead of business prospects. We also eliminated some portfolio laggards. Proceeds from these sales were re-invested in price-depressed providers of futuristic telephone hardware and software for the delivery of data services to the home office or to the place of business.

    Second, the Fund's exposure to late-cycle deep-waters oil and gas off-shore exploration and production services has risen to 15% of assets from 2% a year ago. The Fund's investment exposure to healthcare related sectors has more than doubled, increasing from 8% to 19% of assets.

    Lastly, we increased the Fund's exposure to severely price-depressed old economy and consumer non-durable sectors from 6% to 26% of assets.

  To be more specific, 46% of assets are invested in broadly defined old econ-omy sectors: 17% in manufacturing and specialty chemicals, 15% in oil and gas production hardware producers, and 14% in foods and consumer non-durable sec-tors. Healthcare and drug distributors represent 19% of assets. The Fund's next largest areas of exposure are telephone hardware at 16% and software computer services at 12%. Personnel and business service sectors represent 4% of assets, and cash equivalents 3%. Following is a listing of the Fund's ten largest positions, which account for 52% of assets.

Ten Largest Positions

Henry Schein (9.5%)                Dental supplies distributor
Input/Output (8.2%)                Seismic exploration products and services
Owens & Minor (4.9%)               Medical/surgical supplies distributor
AVT Corporation (4.7%)             Enterprise Facsimile Hardware & Software
Systems & Computer Technology
 (4.7%)                            Universities & public utilities software
Baldor Electric (4.7%)             Electric motor manufacturer
Active Voice Corporation (4.2%)    Interactive Voice Response Software
American Management Systems,
 Incorporated (3.9%)               Software Application Provider
Federal Signal Corporation (3.8%)  Manufactures Fire Truck & Safety Equipment
Anixter International (3.5%)       Telephone hardware distributor

  In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Jean-Pierre Conreur
Portfolio Manager

                         The Tocqueville Small Cap Value Fund

                                      [LINE GRAPH]

                     Small Cap          Small Cap
                    Value Fund         Value Fund
                 (Net Asset Value)       (Load)        Russell 2000
                 -----------------     ----------      ------------
8/1/94               10,000               9,600           10,000
10/31/94             10,220               9,811           10,479
10/31/95             12,184              11,697           12,400
10/31/96             14,586              14,002           14,458
10/31/97             19,840              19,046           18,699
10/31/98             17,187              16,500           16,485
10/31/99             21,501              20,641           18,936
10/31/00             27,640              26,534           22,233


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------

                                                             Since Inception
                                        1 Year 3 Year 5 Year     8/01/94
----------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net
 Asset Value                            28.63% 11.68% 17.80%     17.64%
Tocqueville Small Cap Value Fund--Load  23.38% 10.45% 16.83%     16.87%
Russell 2000 Index                      17.41%  5.94% 12.39%     13.63%
----------------------------------------------------------------------------

The Tocqueville International Value Fund

-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  After a buoyant fiscal year 1999, the Tocqueville International Value Fund again faced a challenging environment in Fiscal 2000. For the 12 months ending October 2000, the Fund's total return was -15.92%. In the same period, the Morgan Stanley EAFE Index had a total return of -2.90%.

  To an extent not widely recognized, our performance reflects the extraordi-nary strength of the US dollar against the currencies of many of the countries in which our fund is invested.

  In emerging Asia, currency declines ranged from 31% for the Indonesian ru-piah to 22% for the Philippine peso, 13% for the Thai baht and 4% even for "virtuous" Singapore. The only significant exceptions were the Hong Kong dol-lar, which is essentially pegged to the US currency, and the Korean Won. Korea's currency rose 5% on premature hopes of a solution to the country's re-structuring problems and those gains have since been essentially erased.

  Major currencies, too, experienced marked weakness, with both the Yen and the Euro losing about 19%, while even the British pound depreciated 12%.

  In this context, corrections in stock prices that were to be expected after last years' gains were significantly aggravated. Japan's Nikkei index, for ex-ample, declined less than 5% in yens, but more than 22% when measured in dol-lars. Meanwhile, good gains in stock prices were often erased by currency weakness. France's CAC 40 index, for example, was up more than 30% in francs, but only a little over 5% in dollars. The Amsterdam index's 19% guilder gain was transformed into a dollar loss.

  In Europe and particularly in Asia, many companies are now selling at prices close to the lows reached at the bottom of the 1997-1998 crisis, with histori-cally low valuation ratios, while they often have become much stronger and re-silient from both a financial and operating point of view.

  We are increasingly convinced that the US dollar is in the process of peaking, along with the rate of growth of the American economy and the profit-ability of US businesses. As these new trends become more obvious, they will trigger a reversal of the speculative investment flows that have contributed to the "dollar bubble". Foreign markets are highly sensitive to international investment flows and should benefit accordingly.

  Except for various fine-tuning measures, there have been no radical changes to the complexion of the Fund's portfolio, which is well positioned to benefit from these emerging trends.

Respectfully,

Francois Sicart
Portfolio Manager

                      The Tocqueville International Value Fund

                                    [LINE GRAPH]

                  International
                   Value Fund          International
                (Net Asset Value)     Value Fund (Load)     EAFE Index
                -----------------     -----------------     ----------
8/1/94              10,000                 9,600              10,000
10/31/94            10,020                 9,619              10,244
10/31/95            10,830                10,396              10,206
10/31/96            12,570                12,067              11,275
10/31/97            10,770                10,339              11,797
10/31/98             8,679                 8,332              12,935
10/31/99            12,169                11,682              15,914
10/31/00            10,231                 9,822              15,453


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------

                                                           Since Inception
                                 1 Year   3 Year  5 Year       8/1/94
--------------------------------------------------------------------------
Tocqueville International Value
 Fund--Net Asset Value           (15.92%) (1.70%) (1.13%)        0.37%
Tocqueville International Value
 Fund--Load                      (19.26%) (3.01%) (1.93%)       (0.29%)
Morgan Stanley EAFE Index         (2.90%)  9.42%   8.65%         7.21%
--------------------------------------------------------------------------

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Fiscal 2000 was not kind to gold investors. The Tocqueville Gold Fund de-clined 22.7% versus our benchmark index, the Philadelphia Stock Exchange Gold and Silver Index (XAU) which fell 36.9%. The bright side is that we have outperformed our benchmark and peers since inception. What this means is that we have not lost money since the fund's inception in 1998 while keeping expo-sure to the potential upside represented by gold.

  When we formed the Tocqueville Gold Fund in 1998, our rationale was that this out of favor sector would provide a safe haven from the perils of an over val-ued stock market. As it turns out, our concerns that stocks were overvalued were not misplaced. There has been a high profile destruction of capital in the technology, internet, telecommunications and media groups, which in our opinion has not run its course. Less visible has been the withering erosion of capital in other market sectors. Still, gold has not responded, and that is disap-pointing.

  Gold shares trade at the cheapest valuations in twenty years, a sign that in-vestors have given up any hope of substantial upside. The gold price, however, appears to have bottomed out over a year ago, in August of 1999 at $252/oz. The fact that gold shares continued to decline for more than a year after the metal itself bottomed is symptomatic of turning points in secular market trends. The valuation of gold shares consists of a high component of sentiment and it is not unusual to see sentiment bottom out after a market has passed the turning point.

  Why should gold do better from this point on? It performs inversely to finan-cial assets, and the evidence is growing that a bear market is well underway in paper versus tangible assets. The unquestioned supremacy of the US dollar is emblematic of the over valuation of financial assets. There is no better anec-dotal evidence of the dollar's idolization than the recent biography of Alan Greenspan authored by Robert Woodward. Its title is""Maestro: Alan Greenspan's Fed and The American Economic Boom". In our view, the dollar is over owned and over valued, similar to a dot com or high tech stock prior to a negative earn-ings announcement. Woodward's book is like the countless puff pieces one can find in the financial media precedent to the subject's fall from grace. A de-cline in the dollar versus other currencies and gold will, in our opinion, lead to higher inflation and interest rates, a liquidity squeeze, and a continuing decline in corporate profits.

  For these reasons, I anticipate that the gold sector will emerge as an asset class of choice next year and thereafter for several years. A small allocation to this sector in a diversified portfolio may preserve capital and purchasing power in an adverse market climate. Should these concerns prove unfounded or over stated, the unprecedented low valuations in the gold sector should protect against additional downside.

Sincerely,

John Hathaway
Portfolio Manager

                             The Tocqueville Gold Fund

                                    [LINE GRAPH]

                                                   Philadelphia
                    Gold Fund       Gold Fund      Stock Exchange
                (Net Asset Value)     (Load)     Gold and Silver Index
                -----------------   ---------    ---------------------
6/29/98              10,000            9,600            10,000
10/31/98             10,760           10,330            10,217
10/31/99             12,971           11,952             9,425
10/31/00             10,031            9,626             5,945


This chart assumes an initial investment of $10,000 made on 6/29/98 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------

                                                            Since Inception
                                                    1 Year      6/29/98
---------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value             (22.67%)      0.13%
Tocqueville Gold Fund--Load                        (25.76%)     (1.61%)
Philadelphia Stock Exchange Gold and Silver Index  (36.92%)    (18.93%)
---------------------------------------------------------------------------

                              The Tocqueville Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                            Year Ended
                                            October 31,
                              -----------------------------------------------
Per share operating
performance
(For a share outstanding       2000      1999      1998      1997      1996
throughout the year)          -------   -------   -------   -------   -------
Net asset value, beginning
 of year                      $ 17.54   $ 17.00   $ 20.21   $ 15.85   $ 14.07
                              -------   -------   -------   -------   -------
Income from investment oper-
 ations:
Net investment income            0.05      0.01      0.06      0.06      0.07
Net realized and unrealized
 gain (loss)                     1.65      1.94     (0.93)     5.15      2.92
                              -------   -------   -------   -------   -------
Total from investment opera-
 tions                           1.70      1.95     (0.87)     5.21      2.99
                              -------   -------   -------   -------   -------
Less distributions
Dividends from net invest-
 ment income                    (0.02)    (0.07)    (0.06)    (0.06)    (0.15)
Distributions from net real-
 ized gains                     (0.45)    (1.34)    (2.28)    (0.79)    (1.06)
                              -------   -------   -------   -------   -------
Total distributions             (0.47)    (1.41)    (2.34)    (0.85)    (1.21)
                              -------   -------   -------   -------   -------
Change in net asset value
 for the year                    1.23      0.54     (3.21)     4.36      1.78
                              -------   -------   -------   -------   -------
Net asset value, end of year  $ 18.77   $ 17.54   $ 17.00   $ 20.21   $ 15.85
                              -------   -------   -------   -------   -------
Total Return                      9.9 %    12.6 %    (4.6)%    34.5 %    22.7 %
Ratios/supplemental data
Net assets, end of year
 (000)                        $57,379   $57,801   $61,566   $64,998   $42,414
Ratio to average net assets:
 Expenses (a)                    1.40 %    1.36 %    1.39 %    1.40 %    1.49 %
 Net investment income (a)       0.28 %    0.04 %    0.35 %    0.34 %    0.44 %
Portfolio turnover rate            38 %      26 %      35 %      48 %      48 %

--------
(a) Net of fees waived amounting 0.03%, 0.25% and 0.16% of average net assets for the years ended October 31, 2000, 1997 and 1996, respectively.

                      The Tocqueville Small Cap Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                             Year Ended
                                             October 31,
                               -----------------------------------------------
Per share operating
performance
(for a share outstanding        2000      1999      1998      1997      1996
throughout the year)            ----      ----      ----      ----      ----
Net asset value, beginning of
 year                          $ 15.74   $ 12.59   $ 16.30   $ 13.37   $ 11.91
                               -------   -------   -------   -------   -------
Income from investment
 operations
Net investment income (loss)     (0.12)    (0.13)    (0.15)    (0.05)    (0.10)
Net realized and unrealized
 gain (loss)                      4.29      3.28     (1.83)     4.44      2.33
                               -------   -------   -------   -------   -------
Total from investment
 operations                       4.17      3.15     (1.98)     4.39      2.23
                               -------   -------   -------   -------   -------
Less distributions
Dividends from net investment
 income                            --        --        --        --        --
Distributions from net
 realized gains                  (2.40)      --      (1.73)    (1.46)    (0.77)
                               -------   -------   -------   -------   -------
Total distributions              (2.40)      --      (1.73)    (1.46)    (0.77)
                               -------   -------   -------   -------   -------
Change in net asset value for
 the year                         1.77      3.15     (3.71)     2.93      1.46
                               -------   -------   -------   -------   -------
Net asset value, end of year   $ 17.51   $ 15.74   $ 12.59   $ 16.30   $ 13.37
                               -------   -------   -------   -------   -------
Total Return                      28.6 %    25.0 %   (13.4)%    36.0 %    19.7 %
Ratios/supplemental data
Net assets, end of year (000)  $30,827   $26,188   $21,610   $20,587   $11,545
Ratio to average net assets:
 Expenses (a)                     1.45 %    1.52 %    1.67 %    1.75 %    2.36 %
 Net investment income (loss)
  (a)                            (0.63)%   (0.87)%   (1.12)%   (0.81)%   (1.18)%
Portfolio turnover rate             87 %      72 %      62 %      95 %     107 %

--------
(a) Net of fees waived amounting 0.35% and 0.33% of average net assets for the years ended October 31, 1997 and 1996, respectively.

                    The Tocqueville International Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                       Year Ended October 31,
                               ----------------------------------------------
Per share operating
performance
(for a share outstanding        2000      1999     1998      1997      1996
throughout the year)            ----      ----     ----      ----      ----
Net asset value, beginning of
 year                          $ 11.37   $  8.11  $ 10.19   $ 12.57   $ 10.83
                               -------   -------  -------   -------   -------
Income from investment
 operations:
Net investment income (loss)      0.11      0.05     0.10     (0.03)     0.16
Net realized and unrealized
 gain (loss)                     (1.71)     3.21    (2.07)    (1.67)     1.58
                               -------   -------  -------   -------   -------
Total from investment
 operations                      (1.60)     3.26    (1.97)    (1.70)     1.74
                               -------   -------  -------   -------   -------
Less distributions
Dividends from net investment
 income                          (0.05)      --     (0.11)    (0.06)      --
Distributions from net
 realized gains                  (1.22)      --       --      (0.62)      --
                               -------   -------  -------   -------   -------
Total distributions              (1.27)      --     (0.11)    (0.68)      --
                               -------   -------  -------   -------   -------
Change in net asset value for
 the year                        (2.87)     3.26    (2.08)    (2.38)     1.74
                               -------   -------  -------   -------   -------
Net asset value, end of year   $  8.50   $ 11.37  $  8.11   $ 10.19   $ 12.57
                               -------   -------  -------   -------   -------
Total Return                     (15.9)%    40.2%   (19.4)%   (14.3)%    16.1%
Ratios/supplemental data
Net assets, end of year (000)  $85,098   $97,676  $68,415   $60,963   $23,932
Ratio to average net assets:
 Expenses (a)                     1.72 %    1.67%    2.00 %    1.99 %    1.98%
 Net investment income (a)        1.06 %    0.52%    0.64 %    0.16 %    1.45%
Portfolio turnover rate             45 %      78%      77 %      70 %     135%

--------
(a) Net of fees waived amounting 0.11% and 0.55% of average net assets for the years ended October 31, 1997 and 1996, respectively.

                           The Tocqueville Gold Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                            Year Ended
                                            October 31,        Period from
                                          -----------------  June 29, 1998 to
                                           2000      1999    October 31, 1998
                                          -------   -------  ----------------
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period      $ 12.97   $ 10.76       $10.00
                                          -------   -------       ------
Income from investment operations:
Net investment income (loss)                (0.02)    (0.03)        0.00
Net realized and unrealized gain (loss)     (2.92)     2.24         0.76
                                          -------   -------       ------
Total from investment operations            (2.94)     2.21         0.76
                                          -------   -------       ------
Less distributions
Dividends from net investment income          --        --           --
Distributions from net realized gains         --        --           --
                                          -------   -------       ------
Total distributions                           --        --           --
                                          -------   -------       ------
Change in net asset value for the period    (2.94)     2.21         0.76
                                          -------   -------       ------
Net asset value, end of period            $ 10.03   $ 12.97       $10.76
                                          -------   -------       ------
Total Return                                (22.7%)    20.6%         7.6%(c)
Ratios/supplemental data
Net assets, end of period (000)           $16,049   $19,194       $8,229
Ratio to average net assets
 Expenses (a)                                1.96%     1.98%        1.98%(b)
 Net investment income (loss) (a)           (0.21)    (0.33)        0.64%(b)
Portfolio turnover rate                        31%       44%           1%

--------
(a) Net of fees waived amounting 0.36% and 2.25% of average net assets for the periods ended October 31, 1999 and 1998, respectively.
(b) Annualized
(c) Not annualized

                              The Tocqueville Fund

                       Investments as of October 31, 2000


--------------------------------------------------------------------------------

                                          Market
Common Stocks--99.1%            Shares    Value
--------------------------------------------------
Business Services--6.2%
Deluxe Corporation               50,000 $1,128,125
H&R Block, Inc.                  40,000  1,427,500
Waste Management, Inc.           50,000  1,000,000
--------------------------------------------------
                                         3,555,625
--------------------------------------------------
Consumer Non-Durables--8.4%
American Home Products Corp.     20,000  1,270,000
Clorox Company                   20,000    892,500
Procter & Gamble Company         15,000  1,071,563
Sara Lee Corp                    75,000  1,617,187
--------------------------------------------------
                                         4,851,250
--------------------------------------------------
Energy--14.5%
Baker Huges, Inc.                50,000  1,718,750
Ivanhoe Energy Inc.             150,000    785,700
Murphy Oil Corporation           30,000  1,738,125
Texaco, Inc.                     40,000  2,362,500
Varco International, Inc.       100,000  1,725,000
--------------------------------------------------
                                         8,330,075
--------------------------------------------------
Entertainment--1.6%
The Walt Disney Company          25,000    895,312
--------------------------------------------------
                                           895,312
--------------------------------------------------
Finance--6.2%
BankAmerica Corporation          30,000  1,441,875
Citigroup, Inc.                  40,000  2,105,000
--------------------------------------------------
                                         3,546,875
--------------------------------------------------
Insurance--4.2%
Allstate Corporation             60,000  2,415,000
--------------------------------------------------
                                         2,415,000
--------------------------------------------------
Lumber and Wood Products--4.9%
Longview Fibre Company          100,000  1,362,500
Westvaco                         50,000  1,425,000
--------------------------------------------------
                                         2,787,500
--------------------------------------------------
Manufacturing--6.7%
Litton Industries, Inc. *        40,000  2,077,500
Olin Corporation                100,000  1,775,000
--------------------------------------------------
                                         3,852,500
--------------------------------------------------
Medical Services--2.0%
McKesson HBOC, Inc.              40,000  1,122,500
--------------------------------------------------
                                         1,122,500
--------------------------------------------------
Metals & Minerals--11.3%
ALCOA, Inc.                      75,000  2,151,563
Barrick Gold Corporation         65,000    869,375
Inco, Limited                   100,000  1,543,750
Phelps Dodge Corporation         25,000  1,168,750
Stillwater Mining Company *      25,000    725,000
--------------------------------------------------
                                         6,458,438
--------------------------------------------------

* Non-income producing security.

Common Stocks                                                     Market
 (continued)                                           Shares      Value
---------------------------------------------------------------------------
Photo Equipment & Supplies--2.3%
Eastman Kodak Company                                    30,000 $ 1,346,250
---------------------------------------------------------------------------
                                                                  1,346,250
---------------------------------------------------------------------------
Publishing--2.6%
Readers Digest Association, Inc.                         40,000   1,467,500
---------------------------------------------------------------------------
                                                                  1,467,500
---------------------------------------------------------------------------
Technology--16.2%
Adobe Systems, Inc.                                      40,000   3,042,500
Autodesk, Inc.                                           50,000   1,103,125
The Boeing Company                                       40,000   2,712,500
International Business Machines Corporation              20,000   1,970,000
3 Com Corporation *                                      25,000     443,750
---------------------------------------------------------------------------
                                                                  9,271,875
---------------------------------------------------------------------------
Toys--1.1%
Mattel Inc.                                              50,000     646,875
---------------------------------------------------------------------------
                                                                    646,875
---------------------------------------------------------------------------
Transportation & Public Utilities--6.4%
AT&T Corporation                                         50,000   1,159,375
Alexander & Baldwin, Inc.                                50,000   1,246,875
FPL Group, Inc.                                          20,000   1,320,000
---------------------------------------------------------------------------
                                                                  3,726,250
---------------------------------------------------------------------------
Wireless Equipment--4.5%
Motorola Inc.                                            25,000     623,438
Palm Inc.                                                37,080   1,986,098
---------------------------------------------------------------------------
                                                                  2,609,536
---------------------------------------------------------------------------
Total Common Stocks (Cost $40,314,204)                           56,883,361
---------------------------------------------------------------------------
                                                      Principal
Short-Term Investments--0.1%                           Amount
                                                      ---------
Repurchase Agreement with Firstar Bank 4.25%, dated
 10/31/2000, due 11/1/2000, collateralized by U.S.
 Treasury Notes valued at $11,053. Repurchase
 proceeds of $10,001. (Cost $10,000)                     10,000      10,000
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,000)                          10,000
---------------------------------------------------------------------------
Total Investments (Cost $40,324,204)--99.2%                      56,893,361
Other Assets and Liabilities--0.8%                                  485,443
---------------------------------------------------------------------------
Total Net Assets--100.0%                                        $57,378,804
                                                                -----------

                     See Notes to the Financial Statements.

                      The Tocqueville Small Cap Value Fund

                       Investments as of October 31, 2000

--------------------------------------------------------------------------------

                                                      Market
Common Stocks--97.6%                        Shares    Value
--------------------------------------------------------------
Business Support Services--7.3%
American Management Systems, Incorporated*   56,000 $1,211,000
Ultrak, Incorporated*                       100,000    437,500
United Stationers, Incorporated*             20,000    601,250
--------------------------------------------------------------
                                                     2,249,750
--------------------------------------------------------------
Communications Software--8.8%
Active Voice Corporation*                   105,000  1,279,687
AVT Corporation*                            230,000  1,444,688
--------------------------------------------------------------
                                                     2,724,375
--------------------------------------------------------------
Computer Software & Services--8.4%
Hyperion Solutions Corporation               50,000    700,000
Informix Corporation*                       100,000    425,000
Systems & Computer Technology Corporation*  100,000  1,443,750
--------------------------------------------------------------
                                                     2,568,750
--------------------------------------------------------------
Consumer Non Durables--4.7%
Dial Corporation                             95,000  1,062,813
Long Drug Stores Corporation                 18,000    393,750
--------------------------------------------------------------
                                                     1,456,563
--------------------------------------------------------------
Film Processing--1.2%
Photoworks, Incorporated*                   150,000    351,562
--------------------------------------------------------------
                                                       351,562
--------------------------------------------------------------
Foods--Misc/Diversified--4.7%
Corn Products International, Incorporated    15,000    376,875
International Multifoods Corporation         30,000    508,125
Lance, Incorporated                          35,000    352,187
Smucker, J.M. Company                        10,000    222,500
--------------------------------------------------------------
                                                     1,459,687
--------------------------------------------------------------
Health Care--18.9%
Bindley Western Industries, Incorporated     25,000    898,437
Henry Schein, Incorporated*                 120,000  2,925,000
Owens & Minor, Incorporated Holding
 Company                                    100,000  1,512,500
Perrigo Company                              75,000    496,875
--------------------------------------------------------------
                                                     5,832,812
--------------------------------------------------------------
Home Furnishings--2.3%
Bush Industries, Incorporated                30,000    348,750
La-Z-Boy, Incorporated                       22,000    346,500
--------------------------------------------------------------
                                                       695,250
--------------------------------------------------------------

* Non-income producing security.

Common Stocks                                                      Market
 (continued)                                            Shares      Value
-----------------------------------------------------------------------------
Manufacturing & Related--17.4%
Albany International Corporation*                         30,000 $   322,500
Baldor Electric Corporation                               72,500   1,440,937
Federal Signal Corporation                                50,000   1,168,750
Global Industries, Ltd.                                  100,000   1,050,000
Oceaneering International, Incorporated*                  75,000   1,054,688
Worthington Industries, Incorporated                      35,000     334,688
-----------------------------------------------------------------------------
                                                                   5,371,563
-----------------------------------------------------------------------------
Personnel Placement Services--9.0%
Analysts International Corporation                        45,000     240,625
Input/Output, Incorporated *                             300,000   2,531,250
-----------------------------------------------------------------------------
                                                                   2,771,875
-----------------------------------------------------------------------------
Restaurants--3.4%
IHOP Corporation                                          50,000   1,056,250
-----------------------------------------------------------------------------
                                                                   1,056,250
-----------------------------------------------------------------------------
Specialty Chemicals--3.8%
Arch Chemicals, Incorporated                              15,000     291,563
A.Schulman, Incorporated                                  40,000     437,500
Osmonics, Incorporated*                                   55,000     422,812
-----------------------------------------------------------------------------
                                                                   1,151,875
-----------------------------------------------------------------------------
Telephone Infrastructure--6.7%
Anixter International, Incorporated*                      45,000   1,091,250
Intervoice-Brite, Incorporated*                          100,000     978,125
-----------------------------------------------------------------------------
                                                                   2,069,375
-----------------------------------------------------------------------------
Water Treatment Syatems--1.0%
Ionics, Incorporated*                                     15,000     314,063
-----------------------------------------------------------------------------
                                                                     314,063
-----------------------------------------------------------------------------
Total Common Stocks (Cost $25,098,168)                            30,073,750
-----------------------------------------------------------------------------
                                                       Principal
Short-Term Investments--2.9%                            Amount
                                                       ---------
Repurchase Agreement with Firstar Bank 4.25%, dated
 10/31/2000, due 11/01/2000, collateralized by U.S.
 Treasury Notes valued at $915,377. Repurchase
 proceeds of $897,106. (Cost $897,000)                 $ 897,000     897,000
-----------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $897,000)                                                     897,000
-----------------------------------------------------------------------------
Total Investments
 (Cost $25,995,168)--100.5%                                       30,970,750
Liabilities Less Other Assets--(0.5%)                               (143,406)
-----------------------------------------------------------------------------
Total Net Assets--100.0%                                         $30,827,344
                                                                 -----------

                     See Notes to the Financial Statements.

                    The Tocqueville International Value Fund

                       Investments as of October 31, 2000


--------------------------------------------------------------------------------


                                                        Market
     Common Stocks--92.7%                    Shares      Value
 ----------------------------------------------------------------
     Australia--1.7%
     Normandy Mining Limited                3,000,000 $ 1,445,820
 ----------------------------------------------------------------
                                                        1,445,820
 ----------------------------------------------------------------
     Belgium--3.0%
     Carestel                                  80,372     885,604
     Dexia Belgium                             11,000   1,651,212
 ----------------------------------------------------------------
                                                        2,536,816
 ----------------------------------------------------------------
     Brazil--2.3%
     Tele Norte Leste Participacoes            33,512     741,453
     Uniao de Banco Brasileiros SA-GDR         50,000   1,262,500
 ----------------------------------------------------------------
                                                        2,003,953
 ----------------------------------------------------------------
     Canada--0.4%
     Inco, Limited                             20,000     308,750
 ----------------------------------------------------------------
                                                          308,750
 ----------------------------------------------------------------
     France--11.4%
     Accor SA                                  35,000   1,415,070
     Actilec Technologies                     785,000     731,904
     Andre Trigano SA                              50         763
     Banque Transatlantique                     5,000     262,756
     Europeanne De Casinos                     17,000   1,264,409
     Generali France Assurances                 2,200     899,729
     Manitou B.F. SA                           15,000   1,308,273
     Mecathern                                 37,150   1,033,134
     Suez Lyonnaise Des Faux                   12,000   1,828,784
     Vivendi                                   14,000   1,005,086
 ----------------------------------------------------------------
                                                        9,749,908
 ----------------------------------------------------------------
     Germany--3.6%
     Bayerische Hypo-Vereinsbank*              20,000   1,096,796
     ProSieben Media AG                        32,000   1,003,560
     Sogecable SA*                             40,500     988,642
 ----------------------------------------------------------------
                                                        3,088,998
 ----------------------------------------------------------------
     Hong Kong--12.7%
     Brillaiance China Automotive           2,670,000     860,147
     Elec & Eltek International Holdings
      Limited                              21,220,000   2,312,703
     Gold Peak Industrial                   6,300,000   1,676,155
     Guangdong Kelon Electrical Holdings
      Limited                               1,970,000     367,523
     Qingling Motors Company               19,000,000   2,338,731
     Techtronic Industries                  3,960,000     974,882
     VTech Holdings Limited                   899,885   1,690,364
     Yue Yuen Industrial Holdings             300,000     556,795
 ----------------------------------------------------------------
                                                       10,777,300
 ----------------------------------------------------------------

                                                         Market
     Common Stocks (continued)                Shares      Value
 -----------------------------------------------------------------
     Indonesia--9.5%
     PT Astra International Tbk              2,600,000 $   597,222
     PT Cahaya Kalbar Tbk                    9,937,750     387,530
     PT Darya Varia Laboratoria Tbk          8,901,500     582,497
     PT Indofood Sukses                      3,000,000     248,397
     PT Indosat (Persero) Tbk                2,999,500   2,147,078
     PT International Nickel Incorporated      847,500     615,705
     PT Telekomunikasi Indonesia             3,850,000     987,180
     PT Tempo Scan Pacific Tbk               1,808,000     579,487
     PT Tunas Ridean Tbk                     2,352,000     282,692
     PT Unilever                               106,000   1,622,276
 -----------------------------------------------------------------
                                                         8,050,064
 -----------------------------------------------------------------
     Ireland--0.5%
     Allied Irish Banks plc.                    40,000     406,849
 -----------------------------------------------------------------
                                                           406,849
 -----------------------------------------------------------------
     Japan--9.5%
     The Bank of Tokyo--
      Mitsubishi, Limited                          250       2,997
     Kyokuto Kaihatsu Kogyo Co., Limited       105,700     501,444
     Nissin Food Products Company Limited       60,000   1,574,321
     Tenma Corporation                         330,000   3,315,417
     Tokyo Style Co., Limited                  328,000   2,700,543
 -----------------------------------------------------------------
                                                         8,094,722
 -----------------------------------------------------------------
     Lebanon--0.3%
     Banque Liban et D'outre-GDR                10,000     213,500
 -----------------------------------------------------------------
                                                           213,500
 -----------------------------------------------------------------
     Mexico--1.7%
     Grupo Radio Centro SA--ADR                 32,500     310,781
     Panamerican Beverages                      46,000     759,000
     Penole Industrias                         345,000     402,299
 -----------------------------------------------------------------
                                                         1,472,080
 -----------------------------------------------------------------
     Netherlands--4.4%
     Draka Holding NV                           30,000   1,753,263
     Vedior                                    134,000   1,993,304
 -----------------------------------------------------------------
                                                         3,746,567
 -----------------------------------------------------------------
     Philippines--2.9%
     Ionics Circuit, Inc.                    5,681,000   1,166,188
     Solid Group, Inc.                      36,773,000     488,869
     Universal Robina Corporation           11,178,000     797,648
 -----------------------------------------------------------------
                                                         2,452,705
 -----------------------------------------------------------------
     Poland--0.7%
     Telekomunikacja Polska-GDR                110,000     552,750
 -----------------------------------------------------------------
                                                           552,750
 -----------------------------------------------------------------

                     See Notes to the Financial Statements.

                    The Tocqueville International Value Fund

                       Investments as of October 31, 2000


--------------------------------------------------------------------------------


                                                                     Market
     Common Stocks (continued)                            Shares      Value
 -----------------------------------------------------------------------------
     Singapore--18.1%
     Clipsal Industries, Limited                         4,862,951 $ 9,141,406
     Fraser & Neave, Limited                             1,054,000   3,662,432
     GP Batteries International, Limited                 2,322,000   2,566,038
 -----------------------------------------------------------------------------
                                                                    15,369,876
 -----------------------------------------------------------------------------
     South Africa--1.3%
     AngloGold, Limited                                     32,500     467,188
     Gold Fields Limited                                   225,000     667,969
 -----------------------------------------------------------------------------
                                                                     1,135,157
 -----------------------------------------------------------------------------
     Spain--1.4%
     Indra Sistemas SA                                     120,000   1,206,306
 -----------------------------------------------------------------------------
                                                                     1,206,306
 -----------------------------------------------------------------------------
     Switzerland--1.6%
     Cie Finance Richemont                                     500   1,390,356
 -----------------------------------------------------------------------------
                                                                     1,390,356
 -----------------------------------------------------------------------------
     Thailand--0.4%
     Thai Rung Union Car Public Company, Limited--For-
      eign                                                 494,900     337,547
 -----------------------------------------------------------------------------
                                                                       337,547
 -----------------------------------------------------------------------------

                                                                     Market
     Common Stocks (continued)                            Shares      Value
 -----------------------------------------------------------------------------
     United Kingdom--4.6%
     Cable & Wireless PLC                                  55,000  $   778,754
     Devro PLC                                            650,000      514,450
     Rolls Royce PLC                                      475,000    1,234,752
     Scot & Newcastle                                     200,000    1,370,897
 -----------------------------------------------------------------------------
                                                                     3,898,853
 -----------------------------------------------------------------------------
     Venezuela--0.7%
     Mavesa SA                                            150,500      630,219
 -----------------------------------------------------------------------------
                                                                       630,219
 -----------------------------------------------------------------------------
     Total Common Stocks (Cost $93,479,749)                         78,869,096
 -----------------------------------------------------------------------------

                                                         Number of
     Options--0.2%                                       Contracts
 -----------------------------------------------------------------------------
     Euro Spot Currency Call Options, Strike Price 90,
      Expiration 6/16/01 (Cost $231,250)                      125      163,281
 -----------------------------------------------------------------------------
     Total Options (Cost $231,250)                                     163,281
 -----------------------------------------------------------------------------
     Total Investments (Cost $93,710,999)--92.9%                    79,032,377
     Cash**--6.0%                                                    5,138,014
     Other Assets & Liabilities--1.1%                                  927,870
 -----------------------------------------------------------------------------
     Total Net Assets--100.0%                                      $85,098,261
 -----------------------------------------------------------------------------

 * Non-income producing security.
** Cash balance is interest earning.


                     See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                       Investments as of October 31, 2000


--------------------------------------------------------------------------------

Common Stocks and                                                  Market
Warrants--98.2%                                         Shares      Value
----------------------------------------------------------------------------
Diamonds--5.9%
Aber Diamond Corporation*                                 40,000 $   345,000
Canabrava Diamond Corporation (CN)*                       50,000      19,642
Dia Met Minerals Limited *                                35,000     459,375
Diamond Fields International, Ltd. (CN) *                200,000     124,403
----------------------------------------------------------------------------
                                                                     948,420
----------------------------------------------------------------------------
Energy Exploration & Production--1.6%
Ivanhoe Energy Incorporated (CN)*                         50,000     261,900
----------------------------------------------------------------------------
                                                                     261,900
----------------------------------------------------------------------------
Gold & Gold Related--67.5%
Agnico-Eagle Mines Limited                               141,000     749,063
Anglo American Platinum--ADR                              10,000     390,024
AngloGold Limited--ADR                                    42,000     603,750
Aquarius Platinum Limited (AU)*                           50,000     207,286
ASA Limited                                               27,500     393,594
Ashanti Goldfields Company, Ltd.                         125,000     351,562
Barrick Gold Corporation                                  46,650     623,944
Brancote Holdings plc (LN)*                               50,000      94,394
Emperor Mines Limited (AU) *                             100,000      15,546
Francisco Gold Corporation *                              50,000     173,509
Franco-Nevada Mining Corporation Limited (CN)             49,050     449,617
Gencor Limited (SJ)                                       75,000     255,996
Glamis Gold Limited                                      184,000     253,000
Gold Fields Limited (SJ)                                 116,623     331,723
Gold Fields Limited--ADR                                 100,000     296,875
Goldcorp Incorporated                                    129,000     790,125
Harmony Gold Mining Company Limited                      170,000     648,125
Homestake Mining Company                                  70,000     288,750
IAMGOLD Corporation (CN)*                                130,000     229,817
Ivanhoe Mines Limited (CN) *                             200,000     104,760
Meridian Gold Incorporated *                             150,000     750,000
Minas Buenaventura-Spon ADR                               52,500     675,938
Miramar Mining Corporation*                              150,000     124,500
Moydow Mines International, Inc (CN) *                   106,600      92,829
Newmont Mining Corporation                                28,500     386,531
Normandy Mining Limited (AU)                           1,541,512     742,917
Pacific Rim Mining--Special Warrants Series A Expires
 6/15/01                                                  35,000       7,104
Placer Dome Incorporated                                  99,245     806,366
----------------------------------------------------------------------------
                                                                  10,837,645
----------------------------------------------------------------------------

Common Stocks and                                                     Market
 Warrants (continued)                                      Shares      Value
-------------------------------------------------------------------------------
Precious Metals & Related--23.2%
Apex Silver Mines Limited *                                  50,000 $   456,250
Cameco Corporation                                           15,000     221,250
Impala Platinum Holdings Limited                             30,000   1,285,968
Industrias Penoles S.A.(MM)                                  25,000      29,152
Kroondal Platinum Mines Limited (SJ) *                       50,000     185,217
North American Palladium Ltd. (CN)*                          75,000     466,510
Northam Platinum Limited (SJ)                                 8,222      15,120
Stillwater Mining Company *                                  36,250   1,051,250
-------------------------------------------------------------------------------
                                                                      3,710,717
-------------------------------------------------------------------------------
Total Common Stocks & Warrants
 (Cost $16,987,168)                                                  15,758,682
-------------------------------------------------------------------------------
                                                          Principal
Short-Term Investments--0.5%                               Amount
                                                          ---------
Repurchase Agreement with Firstar Bank 4.25%, dated
 10/31/00, due 11/01/00, collateralized by U.S. Treasury
 Notes valued at $86,413. Repurchase
 proceeds of $85,010.
 (Cost $85,000)                                           $  85,000 $    85,000
-------------------------------------------------------------------------------
Total Short Term Investments
 (Cost $85,000)                                                          85,000
-------------------------------------------------------------------------------
Total Investments
 (Cost $17,072,168)--98.7%                                           15,843,682
Other Assets and Liabilities--1.3%                                      204,973
-------------------------------------------------------------------------------
Total Net Assets--100.0%                                            $16,048,655
                                                                    -----------

* Non-income producing security.
(AU) Australia--(CN) Canada--(SJ) South Africa-- (LN) Great Britain--(MM)
Mexico
ADR: American Depository Receipt


                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Assets and Liabilities

                                October 31, 2000

--------------------------------------------------------------------------------

                                The      Small Cap  International
                            Tocqueville    Value        Value         Gold
                               Fund        Fund         Fund          Fund
                            ----------- ----------- -------------  -----------
Assets
Investments, at value*      $56,893,361 $30,970,750 $ 79,032,377   $15,843,682
Foreign Currencies**                  0           0    1,044,562         4,495
Cash***                               0           0    5,138,014       240,748
Receivable for investments
 sold                         1,030,940           0      377,713             0
Receivable for fund shares
 sold                                 0         100            0             0
Dividends, interest and
 other receivables               22,451       9,356      281,795        10,257
Prepaid Assets                    7,914       9,320        6,833         8,427
Deferred Organization
 Expense                              0           0            0        18,491
                            ----------- ----------- ------------   -----------
Total Assets                 57,954,666  30,989,526   85,881,294    16,126,100
                            ----------- ----------- ------------   -----------
Liabilities
Funds advanced by
 custodian                       31,031      65,344            0             0
Payable for investments
 purchased                      415,331           0      542,671             0
Payable for fund shares
 repurchased                     29,886      25,000            0             0
Payable to Investment
 Adviser                         29,275      26,496       93,612        19,616
Accrued distribution fee         23,215      12,725       37,494         5,204
Accrued expenses and other
 liabilities                     47,124      32,617      109,256        52,625
                            ----------- ----------- ------------   -----------
Total Liabilities               575,862     162,182      783,033        77,445
                            ----------- ----------- ------------   -----------
Net Assets                  $57,378,804 $30,827,344 $ 85,098,261   $16,048,655
                            ----------- ----------- ------------   -----------
Net assets consisted of:
Paid in capital             $34,887,347 $20,336,544 $112,018,398   $17,761,771
Undistributed net
 investment income               96,343           0       28,513       (45,698)
Accumulated net realized
 gain (loss)                  5,825,957   5,515,218  (12,254,450)     (436,798)
Net unrealized
 appreciation
 (depreciation)              16,569,157   4,975,582  (14,694,200)   (1,230,620)
                            ----------- ----------- ------------   -----------
Net assets                  $57,378,804 $30,827,344 $ 85,098,261   $16,048,655
                            ----------- ----------- ------------   -----------
Shares outstanding
 (unlimited shares of
 $0.01 par value
 authorized)                  3,056,280   1,760,518   10,012,110     1,600,854
Net asset value, offering
 and redemption price per
 share                      $     18.77 $     17.51 $       8.50   $     10.03
                            ----------- ----------- ------------   -----------
  *Cost of Investments      $40,324,204 $25,995,168 $ 93,710,999   $17,072,168
 **Cost of Foreign
 Currencies                 $         0 $         0 $  1,047,163   $     5,578

*** Cash balances in the International Fund and the Gold Fund are interest earning balances.

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                            Statements of Operations

                          Year Ended October 31, 2000

--------------------------------------------------------------------------------

                            The      Small Cap   International
                        Tocqueville    Value         Value         Gold
                           Fund         Fund         Fund          Fund
                        -----------  ----------  -------------  -----------
Investment Income:
Dividends*              $  884,013   $  241,378  $  2,385,870   $   318,552
Interest                   100,882       40,046       302,507         4,485
                        ----------   ----------  ------------   -----------
                           984,895      281,424     2,688,377       323,037
                        ----------   ----------  ------------   -----------
Expenses:
Investment Adviser's
 fee                       441,302      256,592       917,595       184,506
Custody fees                 9,678        6,548       167,700        24,452
Fund accounting fees        24,658       22,006        46,418        22,848
Transfer agent and
 shareholder services       27,458       17,306        24,792        10,852
Professional fees           50,436       23,190        72,096        14,634
Distribution fees          147,101       85,531       241,968        46,126
Administration fee          88,260       51,319       145,180        27,676
Printing and mailing
 expense                    20,866        8,444         7,052         3,010
Registration fees           13,360       13,570        13,830        12,014
Trustee fees and
 expenses                    8,340        8,106         8,160         8,652
Insurance expense            4,680        2,538         7,988           876
Amortization of
 organization costs              0          595             0         4,150
Other                        4,236        1,066         9,934         1,544
                        ----------   ----------  ------------   -----------
 Total expenses before
  waiver                   840,375      496,811     1,662,713       361,340
  Less: Fees waived        (18,519)           0             0             0
                        ----------   ----------  ------------   -----------
  Net expenses             821,856      496,811     1,662,713       361,340
                        ----------   ----------  ------------   -----------
Net Investment Income
 (Loss)                    163,039     (215,387)    1,025,664       (38,303)
                        ----------   ----------  ------------   -----------
Realized and
 Unrealized Gain
 (Loss):
 Net realized gain
  (loss) on:
  Investments            5,880,663    5,887,866   (12,054,145)     (294,610)
  Foreign currency
   transactions                  0            0      (485,038)       (7,395)
                        ----------   ----------  ------------   -----------
                         5,880,663    5,887,866   (12,539,183)     (302,005)
                        ----------   ----------  ------------   -----------
 Net change in
  unrealized
  appreciation or
  depreciation on:
  Investments             (401,953)   2,609,207    (4,475,064)   (4,310,949)
  Foreign currency
   translation                 --           --         (7,114)       (2,097)
                        ----------   ----------  ------------   -----------
                          (401,953)   2,609,207    (4,482,178)   (4,313,046)
    Net gain(loss) on
     investments and
     foreign currency    5,478,710    8,497,073   (17,021,361)   (4,615,051)
                        ----------   ----------  ------------   -----------
Net Increase
 (Decrease) in Net
 Assets Resulting from
 Operations             $5,641,749   $8,281,686  $(15,995,697)  $(4,653,354)
                        ----------   ----------  ------------   -----------
* Net of Foreign Taxes
 Withheld               $       23   $       35  $    228,819   $    13,558
                        ----------   ----------  ------------   -----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

                                                    The Tocqueville Fund
                                                  --------------------------
                                                  For the Year  For the Year
                                                     Ended         Ended
                                                  October 31,   October 31,
                                                      2000          1999
                                                  ------------  ------------
Operations:
 Net investment income (loss)                     $    163,039  $     24,762
 Net realized gain (loss) on investments and for-
  eign currency                                      5,880,663     1,734,624
 Net change in unrealized appreciation or depre-
  ciation                                             (401,953)    5,359,007
                                                  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations                                   5,641,749     7,118,393
Dividends and Distributions to shareholders:
  Net investment income                                (66,696)     (238,237)
  Net realized gains                                (1,486,527)   (4,560,528)
                                                  ------------  ------------
   Total dividends and distributions                (1,553,223)   (4,798,765)
Fund share transactions
 Shares sold                                         6,602,424     8,187,740
 Shares issued to holders in reinvestment of div-
  idends                                             1,405,537     4,262,666
 Shares redeemed                                   (12,518,431)  (18,534,793)
                                                  ------------  ------------
 Net increase (decrease)                            (4,510,470)   (6,084,387)
                                                  ------------  ------------
   Net increase (decrease) in net assets              (421,944)   (3,764,759)
Net Assets:
 Beginning of year                                  57,800,748    61,565,507
                                                  ------------  ------------
 End of year*                                       57,378,804    57,800,748
                                                  ------------  ------------
Including undistributed net investment income
 (loss) of:                                       $     96,343  $          0
                                                  ------------  ------------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

  Small Cap Value Fund       International Value Fund            Gold Fund
---------------------------  --------------------------  --------------------------
For the Year   For the Year  For the Year  For the Year  For the Year  For the Year
   Ended          Ended         Ended         Ended         Ended         Ended
October 31,    October 31,   October 31,   October 31,   October 31,   October 31,
    2000           1999          2000          1999          2000          1999
------------   ------------  ------------  ------------  ------------  ------------
$   (215,387)  $   (213,458) $  1,025,664  $    459,494  $   (38,303)  $   (38,220)
   5,887,866      4,198,622   (12,539,183)   15,171,572     (302,005)     (118,514)
   2,609,207      1,365,126    (4,482,178)   11,892,139   (4,313,046)    2,648,194
------------   ------------  ------------  ------------  -----------   -----------
   8,281,686      5,350,290   (15,995,697)   27,523,205   (4,653,354)    2,491,460
           0              0      (426,979)            0            0        (1,480)
  (4,181,025)             0   (10,418,277)            0            0             0
------------   ------------  ------------  ------------  -----------   -----------
  (4,181,025)             0   (10,845,256)            0            0        (1,480)
  11,447,055      9,717,101    15,804,801    38,925,782    4,022,317    17,085,937
   3,954,838              0    10,610,133             0            0         1,413
 (14,863,560)   (10,488,928)  (12,151,481)  (37,188,145)  (2,514,102)   (8,612,264)
------------   ------------  ------------  ------------  -----------   -----------
     538,333       (771,827)   14,263,453     1,737,637    1,508,215     8,475,086
------------   ------------  ------------  ------------  -----------   -----------
   4,638,994      4,578,463   (12,577,500)   29,260,842   (3,145,139)   10,965,066
  26,188,350     21,609,887    97,675,761    68,414,919   19,193,794     8,228,728
------------   ------------  ------------  ------------  -----------   -----------
  30,827,344     26,188,350    85,098,261    97,675,761   16,048,655    19,193,794
------------   ------------  ------------  ------------  -----------   -----------
$          0   $          0  $     28,513  $          0  $   (45,698)  $         0
------------   ------------  ------------  ------------  -----------   -----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital apprecia-tion, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreci-ation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securi-ties of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through in-vestments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other pre-cious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the prep-aration of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
c) Deferred organization expenses

  Expenses incurred in connection with the organization of The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

--------------------------------------------------------------------------------
d) Foreign currency translation

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a re-sult, enter into foreign exchange contracts. These Funds are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign cur-rency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Use of Estimates

  The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
f) Other

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-div-idend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to matu-rity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically iden-tified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securi-ties as collateral under repurchase agreements and to determine on a daily ba-sis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives fees from The Tocqueville Fund and The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and
The Tocqueville Gold Fund calculated daily and payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Prior to March 24, 2000 Tocqueville received a fee from The Tocqueville Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million; Tocqueville received a fee from The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million; Tocqueville received a fee from The Tocqueville International Value Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and .65% of average daily net assets in excess of $100 million; and Tocqueville received a fee from The Tocqueville Gold Fund, payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2000, the Adviser has made payments of $28,659, $19,398, $45,658 and $21,148 to Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

  Tocqueville waived fees of $18,519 from The Tocqueville Fund, for the year ended October 31, 2000.

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Trust and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the period from November 1, 1999 to January 31, 2000, the Distributor received net commissions of $25,634 from the sale of the Trust's shares. Effective February 1, 2000 the Trust eliminated commissions on the sale of Fund shares.

  Effective March 24, 2000, each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

--------------------------------------------------------------------------------

  Pursuant to distribution plans in effect prior to March 24, 2000 each Fund reimbursed to the Distributor up to 0.25% per annum of its average daily net assets for distribution expenses. Under such distribution plans, the Distributor was permitted to carry forward expenses not reimbursed to subsequent fiscal years for submission to the Fund for payment, subject to the continuation of the plan. These plans were terminated March 24, 2000 and there are no unreimbursed expenses as of October 31, 2000.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2000, were $69,463, $147,782, $21,806 and $32,490, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% is imposed on redemptions of shares held less than 90 days. This fee is retained by each Fund and is credited to paid in capital.

                                   The
                               Tocqueville
                                   Fund
                         -------------------------
                            Amount       Shares
                         ------------  -----------
Year ended October 31,
 2000
 Shares sold             $  6,602,424      377,577
 Shares issued to owners
  in reinvestment of
  dividends                 1,405,537       81,339
 Shares redeemed *        (12,518,431)    (698,000)
                         ------------  -----------
 Net Increase (decrease) $ (4,510,470)    (239,084)
                         ------------  -----------
Year ended October 31,
 1999
 Shares sold             $  8,187,740      464,043
 Shares issued to owners
  in reinvestment of
  dividends                 4,262,666      276,258
 Shares redeemed          (18,534,793)  (1,065,867)
                         ------------  -----------
 Net Increase (decrease) $ (6,084,387)    (325,566)
                         ------------  -----------

--------
* Net of redemption fees of $6,222, $41,743, $84,164 and $9,318 for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville In-ternational Value Fund and The Tocqueville Gold Fund, respectively, for the year ended October 31, 2000.

--------------------------------------------------------------------------------



      Small Cap
        Value              International Value
        Fund                      Fund                   Gold Fund
-----------------------  ------------------------  ----------------------
   Amount       Shares      Amount       Shares      Amount      Shares
------------   --------  ------------  ----------  -----------  ---------
$ 11,447,055    642,849  $ 15,804,801   1,616,585  $ 4,022,317    334,128
   3,954,838    257,476    10,610,133   1,041,230            0          0
 (14,863,560)  (803,878)  (12,151,481) (1,238,226)  (2,514,102)  (213,160)
------------   --------  ------------  ----------  -----------  ---------
$    538,333     96,447  $ 14,263,453   1,419,589  $ 1,508,215    120,968
------------   --------  ------------  ----------  -----------  ---------
$  9,717,101    668,128  $ 38,925,782   3,419,548  $17,085,937  1,485,404
           0          0             0           0        1,413        109
 (10,488,928)  (720,354)  (37,188,145) (3,258,146)  (8,612,264)  (770,273)
------------   --------  ------------  ----------  -----------  ---------
$   (771,827)   (52,226) $  1,737,637     161,402  $ 8,475,086    715,240
------------   --------  ------------  ----------  -----------  ---------

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the year ended October 31, 2000 were as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Purchases                $21,309,791  $28,410,957  $ 60,623,978   $ 7,111,633
                         -----------  -----------  ------------   -----------
Sales                    $24,612,532  $32,965,685  $ 40,041,058   $ 5,476,060
                         -----------  -----------  ------------   -----------

  Unrealized appreciation (depreciation) at October 31, 2000 based on cost of securities for Federal tax purposes is as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Gross unrealized appre-
 ciation                 $18,952,674  $ 6,334,240  $ 10,732,553   $ 1,526,128
Gross unrealized depre-
 ciation                  (2,418,889)  (1,444,083)  (25,414,649)   (2,992,012)
                         -----------  -----------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)          $16,533,785  $ 4,890,157  $(14,682,096)  $(1,465,884)
                         -----------  -----------  ------------   -----------
Cost of investments      $40,359,576  $26,080,593  $ 93,714,473   $17,309,566
                         -----------  -----------  ------------   -----------

  At October 31, 2000, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below. Net realized gain
(loss) differ for financial statement and tax purposes primarily due to differ-ing treatments of wash sales.

                                                         International
                                                             Value       Gold
                                                             Fund        Fund
                                                         ------------- --------
     Capital losses expiring in:
       2007.............................................  $       --   $104,557
       2008.............................................   12,250,976    94,843
                                                          -----------  --------
                                                          $12,250,976  $199,400
                                                          -----------  --------

                             The Tocqueville Trust
--------------------------------------------------------------------------------
Report of Independent Accountant

To the Board of Trustees and Shareholders of The Tocqueville Trust

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund (constituting The Tocqueville Trust, hereafter re-ferred to as the "Trust") at October 31, 2000, the results of each of their op-erations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then end-ed, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf-ter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated Decem-ber 4, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York
December 7, 2000

                               Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800
                              www.tocqueville.com

                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800

                   Shareholders' Servicing and Transfer Agent
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 697-3863

                                   Custodian
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                               Board of Trustees
                           Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                  Inge Heckel
                             Robert W. Kleinschmidt
                              Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf